UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

December 8, 2016

SUMMIT NETWORKS INC
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

333-199108	35-2511257
(Commission File Number)	(IRS Employer Identification No.)

Juanciema gatve 40, Ziemelu rajons, Riga LV-1023 Latvia
(Address of Principal Executive Offices) (Zip Code)

Phone: (775) 572-8824
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(i)	The Company’s Board of Directors has engaged BF Borgers CPA of 5400 W. Cedar Avenue, Lakewood, CO 80226 (“Borgers”) to serve as the Company's independent registered public accounting firm effective December 8, 2016.

(ii)	During the Company's fiscal years ended July 31, 2016 and 2015, and the subsequent interim period from August 1, 2016 to the date of this report, the Company did not consult with Borgers regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2016	By:	/s/ Andris Berzins
	Name:	Andris Berzins
	Title:	President

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